UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2016

VIRGIN AMERICA INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36718	20-1585173
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

555 Airport Boulevard Burlingame, CA 94010 (Address of principal executive offices, including Zip Code) Registrant’s telephone number, including area code: (650) 762-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure.
On March 8, 2016, members of Virgin America Inc. (the "Company") management will present at the J.P. Morgan Aviation, Transportation and Industrials Conference. Materials to be used in conjunction with the presentation are furnished as Exhibit 99.1 to this Form 8-K.

In accordance with general instruction B.2 of Form 8−K, the information in this report (including the exhibits) that is being furnished pursuant to Item 7.01 of Form 8−K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act, as amended, or otherwise subject to liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth in such filing. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

Statements in this Form 8-K and the attached exhibit Statements include forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. When used in this Form 8-K and the attached exhibit, the words “expects,” “estimates,” “plans,” “anticipates,” “indicates,” “believes,” “may,” “will,” “would,” “should,” “seeks,” “targets” and similar expressions are intended to identify forward-looking statements. Similarly, statements that describe the Company’s objectives, plans or goals, the Company’s estimates of financial results or performance or actions the Company may take in the future, are forward-looking statements. The Company has based these forward-looking statements largely on its current expectations and projections about future events and financial trends affecting the financial condition of its business. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at which or by which such performance or results will be achieved. Forward-looking statements are based on information available at the time those statements are made and/or management’s good-faith belief as of that time with respect to future events and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Important factors that could cause such differences include, but are not limited to: the price and availability of aircraft fuel; the Company’s ability to compete in an extremely competitive industry; the successful execution and implementation of the Company’s strategy; security concerns resulting from any threatened or actual terrorist attacks or other hostilities; the Company’s reliance upon technology and automated systems to operate its business; the potential effects of emergencies, accidents or similar incidents on the Company’s reputation and business; changes in economic conditions; the Company’s limited profitable operating history; changes in governmental regulations; and the Company’s ability to obtain financing or access capital markets. Additional information concerning these and other factors is contained in the Company’s Securities and Exchange Commission filings. Forward-looking statements speak only as of the date they are made, and the Company does not undertake any obligation to update them in light of new information or future developments or to release publicly any revisions of these statements in order to reflect later events or circumstances or to reflect the occurrence of unanticipated events, except as required by law.

 Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.
Reference is made to the Exhibit Index attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRGIN AMERICA INC.
Date: March 8, 2016	By: /s/ Peter D. Hunt Peter D. Hunt Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Presentation.